Exhibit 99.1

NOVEMBER 2018 MANAGEMENT PRESENTATION

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 2 Certain of the statements made and information contained in this presentation may contain forward - looking information within the meaning of applicable United States securities laws . Such statements are based on good faith assumptions that Magellan Gold Corporation believes are reasonable but which are subject to a wide range of uncertainties and business risks that could cause actual results to differ materially from future results expressed, projected or implied by such forward - looking statements . Factors that could cause actual results to differ from those anticipated are discussed in Magellan Gold Corporation’s periodic filings with the Securities and Exchange Commission . Cautionary Note to U . S . Investors : The United States Securities and Exchange Commission permits mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can legally extract or produce . Under SEC Industry Guide 7 standards, a "final" or "bankable" feasibility study is required to report reserves . We use certain terms in this presentation, such as “resources”, “geologic resources”, ”measured”, ”indicated” and “inferred”, that the SEC guidelines strictly prohibit us from including in our filings with the SEC . U . S . investors are urged to consider closely the disclosure in our latest Form 10 - K and other reports filed with the SEC . You can review and obtain copies of these filings from the SEC’s website at http : // www . sec . gov / edgar . shtml . FORWARD LOOKING STATEMENT

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 3 VISION • To Transform into a Production Company • To Develop a Multi - Million Ounce Precious Metals Portfolio by 2020 STRATEGY • Acquire Operational SDA Mill in Mexico (Nov 2017) • Acquire El Dorado Au - Ag Property (August 2018) • Place El Dorado into Production and Build Substantial Cash Flow (2019) • Acquire other Development Properties near SDA Mill • Explore / Develop Silver District (Arizona) VISION & STRATEGY

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 4 EXPERIENCED MANAGEMENT Pierce Carson, President, CEO and Director W . Pierce Carson, PhD, was appointed President and CEO and a Director in June 2016 . Dr . Carson is a well qualified mining executive who has managed the discovery, development and operation of mining properties internationally and domestically in an accomplished career spanning over forty years . He has been closely involved with a number of mineral deposits that have been developed into mines in Australia, Papua New Guinea and the United States . Among the companies he has worked for are Exxon Minerals Company ; Kennecott Copper Corporation ; Nord Pacific Limited and Santa Fe Gold Corporation . Dr . Carson holds a PhD in Economic and Structural Geology and an MS in Ore Deposits from Stanford University, and a Bachelor’s Degree in Geology from Princeton University . John Power, Director John C . Power, co - founder and director of the Company, has served in senior capacities since the Company’s inception in 2010 . Mr . Power has 30 years experience in managing public and private companies across diverse industries including mining, oil and gas, real estate, broadcasting and a closed - end mutual fund . Mr Power also is president and a director of Athena Silver Corporation (OTCBB : AHNR) and serves as co - manager of Silver Saddle Resources, LLC . , a private exploration company . Mr . Power attended Occidental College and the University of California at Davis .

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 5 EXPERIENCED MANAGEMENT Michael Martinez, CFO, Secretary and Treasurer Michael P . Martinez, CPA, was appointed CFO, Secretary and Treasurer in September 2017 . He brings 25 years of financial management and accounting experience with private and public companies . Currently Mr . Martinez is CFO of GandyDancer , LLC, a company that operates in heavy construction . Previously he worked as a senior financial manager with Ernest Healthcare, served as CFO of Santa Fe Gold Corporation, and was employed as a financial officer for an aerospace manufacturer . Early in his career, Mr . Martinez served as a staff accountant for KPMG Peat Marwick . Mr . Martinez graduated Cum Laude from the University of Arizona with a B . S . in Business Administration . He is a certified public accountant and a member of the New Mexico Society of CPAs . Doug Bowden, Senior Consulting Geologist Douglas R . Bowden has over 35 years experience in the minerals exploration industry focused on gold, uranium and base metals throughout North America and Mexico . Mr . Bowden’s career evolved rapidly from field geologist to a variety of management and executive positions . Mr . Bowden successfully managed exploration programs for Amselco Minerals, Kennecott, and Great Basin Exploration, directing regional generative exploration programs and managing large projects . He also served in senior executive positions with Western Energy Development Corp, Concordia Resource Corp and Gold Summit Corporation . Mr . Bowden holds a Bachelor’s Degree in Geology from Grand Valley State University, and a MS Degree in Geology from Michigan Technological University .

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 6 ▪ Magellan Gold Corporation (OTCQB : MAGE) is a US public enterprise focused on exploration and development of gold and silver mines . ▪ Magellan has an experienced management team capable of successfully executing the Company’s goals . ▪ Magellan has completed acquisition of the operational SDA Mill in the State of Nayarit, Mexico, and the nearby El Dorado Au - Ag mining concession . ▪ Magellan intends to place El Dorado into production and process the ore at the SDA Mill . Initial production is expected Q 2 2019 . ▪ Magellan’s flagship project is its 100 % owned district - scale Silver District property in southwest Arizona . Historical drilling delineated 16 million ounces of silver plus fluorspar available for open pit mining . Potential for resource expansion is excellent . OVERVIEW

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 7 SDA MILL: LOCATED IN STATE OF NAYARIT

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 8 SDA MILL: DESCRIPTION ▪ SDA gold/silver flotation mill/leach facility – fully operational and permitted. ▪ 10 years’ operating history processing own ore and toll milling for third parties. ▪ Capacity 100 - 200 tons per day. ▪ Operating team 36 total: 3 admin (GM, 2 engineers), 4 lab, 29 operators. ▪ Niche in high - grade narrow vein mining / milling.

SDA Mill and Leaching Facility Jaw Crusher 50 Tph Cone Crusher 50 Tph Screen - 5/8” dry season - 3/4” wet season Fine Ore Bin 300 T Capacity 6’ x 6’ 7’ x 7’ Ball Mill 100 Tpd Cyclone Conditioner 6 #24 Cells 2 Vertical Cells 6 #16 Cells Concentrate Ponds Pump Tails Pump CN Leaching/ Merrill Crowe Plant Ag / Au Zn precipitate Flotation Chemicals H2O Tanks Holding Capacity Ball Mill 4’ x 4.5’ 9 7’ x 7’ Smelter

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 10 SDA MILL: STRATEGY ▪ Cash flow from toll milling will allow development of own ore sources ▪ Pipeline of projects through extensive contacts/networks ▪ Multiple sources of high - grade ore available from small miners ▪ Projects identified and assessment underway for potential acquisition ▪ Production can be expanded to build substantial cash flow ▪ Profit target US$300K - $600K/month (@100tpd - 200tpd) ▪ Ultimate goal is discovery of elephant

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 11 EL DORADO: LOCATION MAP

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 12 EL DORADO: AU - AG MINING CONCESSION ▪ Option to acquire 50 - hectare El Dorado mining concession. ▪ Located 50 km south of SDA Mill. ▪ Historical production of high grade Au - Ag ore from epithermal veins at El Hundido and El Dorado mines. ▪ Drilling 2010 - 2011 along strike from the old mines identified new resources with excellent grades for underground mining. ▪ The ore represents an attractive source of feed for the SDA Mill. ▪ Mining can begin relatively quickly. ▪ El Dorado vein system extends over 3 km along strike and offers additional exploration upside. Targets include high grade veins minable underground and lower grade bulk - minable stockwork zones.

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 13 EL DORADO: LONG SECTION SHOWING DRILL RESULTS

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 14 EL DORADO: RESOURCES ▪ 28 holes totalling 4,950 meters drilled in 2010 - 2011 by TSX.V company. ▪ Drilling intersected multiple steeply - dipping mineralized zones extending from near - surface to a drilled depth of 150 meters. ▪ Two veins exhibit promising potential for underground mining. MINERAL RESOURCES INDICATED BY DRILLING Vein True Tonnes Au+Ag Width Au Equiv m g/t Hundido 2.3 89,000 7.01 Intermedia 8.3 91,000 15.17 Notes: 1. Polygonal resources based on intersections from 10 holes. 2. Tonnage reduced by 25% to allow for mining dilution and recovery loss. 3. Non NI 43 - 101 compliant.

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 15 EL DORADO: DEVELOPMENT FOCUS ▪ Rapid development and production a priority. ▪ Ore to be trucked to SDA Mill for processing. ▪ Drilled resources sufficient for 5 years production at mining and processing rate of 100 tpd . ▪ Positive cash flow estimate of $300,000 per month. ▪ Permitting underway. ▪ Selection of underground mining contractor in progress. ▪ Sources of financing under consideration. ▪ Initial production estimated Q2 2019.

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 16 SILVER DISTRICT: LOCATION & LAND STATUS ▪ The Silver District Project in the historic Silver Mining District is located 30 miles north of Yuma and six miles east of the Colorado River in La Paz County, southwest Arizona. Magellan optioned the project in 2012 and completed purchase in 2014. ▪ The District is bordered on the west and south by the Imperial National Wildlife Refuge, on the east by the Yuma Proving Grounds (US Military), and on the north and west by the Trigo Mountains Wilderness Area. ▪ Access from Yuma is via State Route 95 to Martinez Lake, a distance of 35 miles, and then a further 15 miles by county - maintained gravel and dirt roads to the Black Rock mine at the south end of the District. 4WD roads provide access to principal mines and prospects.

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 17 SILVER DISTRICT: PROPERTY MAP ▪ Magellan’s extensive property consists of 87 unpatented lode mining claims, 23 unpatented mill site claims, 6 patented lode mining claims and an Arizona State Minerals Exploration Permit, totalling over 2,000 acres. ▪ The mining claims are subject to third party lease and/or net smelter royalties of varying percentages. ▪ Magellan’s district - scale property position covers the heart of the historic Silver District and includes all of the important historical producers and most of the old mines and prospects.

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 18 SILVER DISTRICT: HISTORY ▪ The Silver District was discovered in 1862 . Historic recorded production during 1883 - 1893 was 1 . 56 million ounces silver and 2 . 3 million pounds lead . This production came mainly from underground operations at the Red Cloud and Clip mines . ▪ From 1973 - 1992 , New Jersey Zinc Company and Orbex Minerals Ltd and its successor companies drilled 465 shallow holes for an aggregate length of 62 , 866 ft , conducted metallurgical test work and carried out scoping studies . Results were promising and suggested that detailed feasibility work would be justified . However little additional work was accomplished until Magellan’s drilling in 2014 . ▪ In 2014 , Magellan drilled 3 holes, one of which was designed to confirm results of historic drilling . Magellan core hole PA - 1 at the Papago deposit intersected 90 ft grading 6 . 05 opt silver (including 10 ft of 17 . 06 opt silver), which compares favorably to the historic RC hole result of 90 ft grading 5 . 78 opt silver (including 10 ft of 14 . 6 opt silver) . PA - 01 ’s 90 ft intercept also returned previously unreported lead - zinc mineralization averaging 1 . 56 % lead and 4 . 71 % zinc over the 90 ft , including 10 ft grading 4 . 02 % lead and 8 . 35 % zinc .

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 19 SILVER DISTRICT: RED CLOUD MINE RED CLOUD OPEN PIT AND HEAD FRAME RED CLOUD VEIN AND OPEN PIT

MAGELLAN GOLD CORPORATION

SILVER DISTRICT: VEIN SYSTEMS

- Mineralization is controlled by three major northwest trending vein systems extending over a collective strike length of 8 miles (West, Central and East Vein Systems).
- The epithermal veins occupy faults that cut the major rock units, which are comprised of Precambrian metamorphic rocks intruded by Cretaceous stocks and overlain by Tertiary (Miocene) volcanic rocks.
- The silver-bearing veins consist of silver and lead-zinc mineralization in massive quartz-calcite-fluorspar-barite veins and breccia zones.
- Potential ore-grade deposits containing silver (lead-zinc), fluorspar and barite occur along the veins in pod-like bodies commonly 15-50 ft or more wide and hundreds of ft long.


LITHOLOGY
Qal Alluvium, gravel, sand and valley fill
Qv Quaternary volcanics, basalts and rhyolitic tuffs
Tv Tertiary volcanics, andesitic and rhyolitic flows, dikes and plugs with rhyolitic to rhyodacitic tuffs
TKg Cretaceous to Early Tertiary quartz diorite to granodiorite stocks
pTm Precambrian metamorphic rocks
MP Vein
West Clip
Clip
Amelia
Revelation
EAST VEIN SYSTEM
CENTRAL VEIN SYSTEM
Maxie
South Revelation
North Geronimo
Geronimo
Mendivil
WEST VEIN SYSTEM
Padre Kino
Silver King
Princess
State
Red Cloud
Pacific
Papago
Silver Glance
Black Rock
Riho Vein
EXPLANATION
Silver-Bearing Vein
Vein Fault
Historic Mine Workings
Magellan Patented & Unpatented Claims
Magellan State Exploration Permit
Foreign Patent
N
0
3000
SCALE IN FEET

WWW.MAGELLANGOLDCORP.COM
OTCQB: MAGE
20

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 21 SILVER DISTRICT: VEINS BLACK ROCK VEIN AND WORKINGS PACIFIC VEIN OUTCROP DRILLING 2014 PAPAGO DRILLING 2014 RED CLOUD

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 22 SILVER DISTRICT: RESOURCES ▪ In 1991, silver resources were estimated as 3,560,211 tons grading 4.46 opt silver (15,883,500 ounces contained silver). Resources are shown in red. ▪ In 1992, fluorspar resources were estimated as 2,263,772 tons grading 14.5% CaF2 (328,450 tons contained fluorspar). ▪ Substantial tonnages grade 17.0% barite (BaSO4). ▪ Excellent potential exists to extend the known resources along strike (in areas shown in green), and also at depth, as drilling was shallow and extended only to 130 ft vertically. Initial target potential is 60 million ounces silver.

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 23 SILVER DISTRICT: CONCEPTUAL DEVELOPMENT ▪ The New Jersey Zinc Company and Orbex Minerals Ltd . completed scoping studies supported by independent mining and metallurgical consultants . The conceptual operation was based on multiple open pits feeding a central processing plant . Flow sheet designs included fine grinding and cyanide leaching to recover silver, and conventional flotation to recover fluorspar and barite . ▪ Metallurgical recoveries were forecast to be 60 - 65 % for silver and up to 80 % for fluorspar and barite . These forecasts were supported by extensive bench and pilot scale metallurgical tests conducted by Mountain States and Hazen . Additional work on metallurgical options offers the potential to further improve recoveries . ▪ Although the historic scoping studies were encouraging, substantial additional work will be required to determine the feasibility of developing a new mine . Among other items, the work will need to include drilling for resource expansion, reserve estimation, metallurgical testing, mine and plant design and engineering, marketing studies and assessment of permitting issues . Until this work is accomplished and a positive feasibility conclusion obtained, there can be no assurance that the property contains commercially recoverable minerals .

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 24 CAPITAL STRUCTURE Trading symbol : Trading range (52 weeks) : Market capitalization ($0.02) : Shares issued & outstanding : Shares fully diluted : Warrants : Stock Options : Largest shareholder (individual): Management : MAGE (OTCQB) $0.02 to $0.06 $2.6 million 135 million ( approx ) 145 million (approx.) 1.8 million, $0.10, Dec 30, 2018 4.5 mllion , $0.02, Dec 30, 2018 3.6 million, $0.04, Oct 26, 2027 44% 20% MAGELLAN GOLD CORPORATION

WWW.MAGELLANGOLDCORP.COM OTCQB: MAGE 25 INVESTMENT SUMMARY ▪ Magellan is an exploration and development company focused on precious metals . ▪ Magellan’s management team has extensive experience in exploring, developing, and advancing mineral assets to production . ▪ The SDA Mill and recently acquired El Dorado mining concession will transform Magellan into a production company . Initial production is targeted for Q 2 2019 . ▪ Our strategy is to build production through acquisition of several sources of high - grade gold and silver ore that can be processed through the SDA Mill . El Dorado represents the initial acquisition . Other attractive properties also have been identified . ▪ The advanced Silver District Project has excellent potential to expand the 16 million ounce historical silver resource . Our goal is to advance the project toward development and production . By - products fluorspar, barite and lead - zinc could enhance economics of a new silver mine . ▪ Magellan has been “ under the radar ” and has a small float and small market capitalization . ▪ 2019 catalysts : Cash flow from mining and processing of high - grade ore .

MAGELLAN

GOLD CORPORATION

OTCQB: MAGE

www.magellangoldcorp.com

Pierce Carson, President & CEO
wpiercecarson@aol.com
(505) 463-9223